UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2020

NATIONAL HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12629 (Commission File Number)	36-4128138 (IRS Employer Identification No.)

200 Vesey Street, 25th Floor, New York, NY 10281

(Address of Principal Executive Offices)

(212) 417-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	NHLD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 5, 2020, Nassos Michas notified National Holdings Corporation (the “Company”) of his decision to resign as a member of the Board of Directors of the Company (the “Board”), effective as of September 5, 2020.

Mr. Michas was an independent director of the Company, and as a result of his resignation, as of September 5, 2020, the Company no longer complied with the majority independent director requirement for continued listing on The Nasdaq Capital Market, as set forth in Listing Rule 5605(b)(1) (the “Majority Independence Rule”).

On September 9, 2020, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of Mr. Michas’s resignation from the Board and the Company’s resulting non-compliance with the Majority Independence Rule. On September 10, 2020, the Company received written notice (the “Notice”) from Nasdaq acknowledging the Company’s non-compliance with the Majority Independence Rule. The Notice does not result in the immediate delisting of the Company’s common stock from The Nasdaq Capital Market.

In accordance with the Majority Independence Rule, the Company has until the earlier of its next annual meeting of stockholders or September 7, 2021 to regain compliance with the Majority Independence Rule, provided, however, that if the Company’s next annual meeting of stockholders is held on or before March 8, 2021, the Company shall have until March 8, 2021 to regain compliance with the Majority Independence Rule (the “Cure Period”).

The Board intends to identify a suitable replacement candidate for Mr. Michas’s position on the Board and to regain compliance with the Majority Independence Rule prior to the expiration of the applicable Cure Period.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2020, Nassos Michas notified the Company of his decision to resign as a member of the Board, effective as of September 5, 2020. With his resignation, Mr. Michas also resigned as a member of the Company’s Compensation Committee and as a member of the Company’s Nominating and Corporate Governance Committee. There were no disagreements between Mr. Michas and the Company or any officer or director of the Company which led to Mr. Michas’s resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2020	NATIONAL HOLDINGS CORPORATION (Registrant)

	By:	/s/ Michael A. Mullen
	Name:	Michael A. Mullen
	Title:	Chief Executive Officer